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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 August 27, 2004

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                                  GARTNER, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      1-14443                04-3099750
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 (State or Other Jurisdiction of       (Commission            (IRS Employer
         Incorporation)                File Number)         Identification No.)

                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective August 27, 2004, pursuant to a Stock Purchase Agreement (the "Agreement") dated as of June 17, 2004, by and among Gartner, Inc., a corporation organized and existing under the laws of the State of Delaware ("Gartner"), and Silver Lake Partners, L.P., a Delaware limited partnership, Silver Lake Investors, L.P., a Delaware limited partnership, and Silver Lake Technology Investors, L.L.C., a Delaware limited liability company (collectively, "Silver Lake"), Gartner repurchased an aggregate of 9,228,938 shares of its Common Stock, Class A, from Silver Lake at a purchase price of $13.30 per share (the clearing price established by Gartner's recent tender offer for Class A shares), for aggregate consideration of approximately $122,744,875. Gartner used available cash to finance these purchases. After giving effect to the repurchase, Silver Lake collectively owns approximately 44.2% of Gartner's Class A Shares and is affiliated with Directors Glenn H. Hutchins and David J. Roux.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

2.1 Stock Purchase Agreement, dated as of June 17, 2004 by and among Gartner and Silver Lake Partners, L.P., Silver Lake Investors, L.P., and Silver Lake Technology Investors, L.L.C., incorporated by reference from Gartner's Schedule TO as filed with the Commission on June 22, 2004.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GARTNER, INC.

                                                   By: /s/ Christopher Lafond
                                                       ----------------------
                                                       Christopher Lafond
                                                       Executive Vice President,
                                                       Chief Financial Officer

Date: September 1, 2004
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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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2.1            Stock Purchase Agreement, dated as of June 17, 2004 by and among
               Gartner and Silver Lake Partners, L.P., Silver Lake Investors,
               L.P., and Silver Lake Technology Investors, L.L.C., incorporated by reference from Gartner's Schedule TO as filed with the Commission on June 22, 2004.